                                   LEASE AGREEMENT


    This Agreement, made the 14th day of May one thousand nine hundred and ninety six (1996), by and between MICHAEL A. MASSARELLA, Trustee under Deed of Trust of MILDRED C. MASSARELLA dated June 28, 1983 (hereinafter called Lessor), of the one part, and MADISON BANK, a Pennsylvania corporation (hereinafter called Lessee) of the other part.

1-4.     WITNESSETH THAT: Lessor does hereby demise and let unto Lessee all that certain lot or piece of ground together with the improvements erected thereon, known as 600 West Lancaster Avenue, situated at the southwest corner of Lancaster Avenue and Sugartown Road, Wayne, Radnor Township in the county of Delaware, State of Pennsylvania, to be used and occupied as a banking facility and for no other purpose, for the term of ten (10) years beginning the 27th day of July, one thousand nine hundred and ninety six (1996), and ending the 26th day of July, two thousand and six (2006), for the minimum monthly rental as set forth in the Rider hereto, lawful money of the United States of America, payable in monthly installments in advance during the said term of this lease, or any renewal hereof, in sums as set forth in the Rider hereto on the 27th day of each month, rent to begin from the 27th day of July, 1996, the first installment to be paid at the time of signing this lease. The first rental payment to be made during the occupancy of the premises shall be adjusted to pro-rata a partial month of occupancy, if any, at the inception of this lease.

5. If Lessor is unable to give Lessee possession of the demised premises as herein provided, by reason of the holding over of a previous occupant, or by reason of any cause beyond the control of the Lessor, the Lessor shall not be liable in damages to the Lessee therefor, and during the period that the Lessor is unable to give possession, all rights and remedies of both parties hereunder shall be suspended, and if Lessor is unable for any reason to give possession of the demised premises within 5 days of Lessee's demand therefor following commencement of the term hereof Lessee shall have the opinion, by notice to Lessor to cancel this lease agreement and receive return of any prepaid rents and security deposit in full and final settlement of any and all claims against Lessor.

6. (a) Lessee agrees to pay as rent in addition to the minimum rental herein reserved any and all sums which may become due by reason of the failure of Lessee to comply with all of the covenants of this lease and any and all damages, costs and expenses which the Lessor may suffer or incur by reason of any default of the Lessee or failure on his part to comply with the covenants of the lease, and each of them, and also any and all damages to the demised premises caused by any act or neglect of the Lessee.

7. All rent shall be payable without prior notice or demand at the office of Lessor, 626 Berwyn-Baptist Road, Devon, Pennsylvania 19333 or at such other place as Lessor may from time to time designate by notice in writing.

8.  Lessee covenants and agrees that he will without demand

    (a) Pay the rent and all other charges herein reserved as rent at the times and at the place that the same are payable, without fail; and if Lessor shall at any time or times accept said rent or rent charges after the same shall have become delinquent, such acceptance shall not excuse delay upon subsequent occasions, or constitute or be construed as a waiver of any of Lessor's rights. Lessee agrees that any charge or payment herein reserved, included, or agreed to be treated or collected as rent and/or any other charges, expenses, or costs herein agreed to be paid by Lessee may be preceded for and recovered by Lessor by legal process in the same manner as rent due and in arrears.

    (b) Keep the demised premises clean and free from all ashes, dirt and other refuse matter; replace all glass windows, doors, etc., broken; keep all waste and drain pipes open; repair all damage to plumbing and to the premises in general; keep the same in good order and repair as they are now, reasonable wear and tear and damage by accidental fire or other casualty not occurring through negligence of Lessee or those employed by or acting for Lessee alone excepted. The Lessee agrees to surrender the demised premises in the same condition in which Lessee has herein agreed to deep the same during the continuance of this lease.

    (c) Comply with any requirements of any of the constituted public authorities, and with the terms of any State or Federal statute or local ordinance or regulation applicable to Lessee or his use of the demised premises, and save Lessor harmless from penalties, fines, costs or damages resulting from failure so to do.

    (d)  Use every reasonable precaution against fire.

    (f) Peaceably deliver up and surrender possession of the demised premises to the Lessor at the expiration or sooner termination of this lease, promptly delivering to Lessor at his office all keys for the demised premises.

    (g) Give to Lessor prompt written notice of any accident, fire, or damage occurring on or to the demised premises.

    (h) Lessee shall be responsible for the condition of the pavement, curb, cellar doors, awnings and other erections in the pavement during the term of this lease; shall keep the pavement free from snow and ice; and shall be and hereby agrees that Lessee is solely liable for any accidents, due or alleged to be due to their defective condition, or to any accumulations of snow and ice.

    (i) The Lessee agrees that if, with the permission in writing of Lessor, Lessee shall vacate or decide at any time during the term of this lease, or any renewal thereof, to vacate the herein demised premises prior to the expiration of this lease, or any renewal hereof, Lessee will not cause or allow any other agent to represent Lessee in any sub-letting or reletting of the demised premises other than an agent approved by the Lessor and that should Lessee do so, or attempt to do so, the Lessor may remove any signs that may be placed on or about the demised premises by such other agent without any liability to Lessor or to said agent, the Lessee assuming all responsibility for such action.

    (j) Indemnify and save Lessor harmless from any and all loss occasioned by Lessee's breach of any of the covenants, terms and conditions of this lease, or caused by his family, guests, visitors, agents and employees.

9. Lessor covenants and agrees that he will do none of the following things without first obtaining the consent in writing of Lessor, which consent, Lessor shall not unreasonably withhold, and without providing Lessor with reimbursement for any expenses incurred or incidental to Lessee's proposed action.

    (a) Occupy the demised premises in any other manner or for any other purpose than as above set forth.

    (b) Assign, mortgage or pledge this lease or under-let or sub-lease the demised premises, or any part thereof, or permit any other person, firm or corporation to occupy the demised premises, or any part thereof; nor shall any assignee or sub-lessee assign, mortgage or pledge this lease or such sub-lease, without an additional written consent by the Lessor, and without such consent no such assignment, mortgage or pledge shall be valid. If the Lessee becomes embarrassed or insolvent, or makes an assignment for the benefit of creditors, or if a petition in bankruptcy is filed by or against the Lessee or a bill in equity or other proceeding for the appointment of a receiver for the Lessee is filed, or if the real or personal property of the lessee shall be sold or levied upon by any Sheriff, Marshal or Constable, the same shall be a violation of this covenant.

    (c) Place or allow to be placed any stand, booth, sign or show case upon the doorsteps, vestibules or outside walls or pavements of said premises, or paint, place, erect or cause to be painted, placed or erected any sign, projection or device on or in any part of the premises. Lessee shall remove any sign, projection or device painted, placed or erected, of permission has been granted and restore the walls, etc., to their former conditions, at or prior to the expiration of the lease. In case of the breach of this covenant (in addition to all other remedies given to Lessor in case of the breach of any conditions or covenants of this lease) Lessor shall have the privilege of removing said stand, booth, sign, show case, projection or device, and restoring said walls, etc., to their former condition, and Lessee, at Lessor's opinion, shall be liable to Lessor for any and all expenses so incurred by Lessor.

    (d) Make any alterations, improvements, or additions to the demised premises. All alterations, improvements, additions or fixtures, whether installed before or alter the execution of this lease, shall remain upon the premises at the expiration or sooner determination of this lease and become the property of Lessor, unless Lessor shall, prior to the determination of this lease, have given written notice to Lessee to remove the same, in which event Lessee will remove such alterations, improvements and additions and restore the premises to the same good order and condition in which they now are. Should Lessee fail so to do, Lessor may do so, collecting, at Lessor's opinion, the cost and expense thereof from Lessee as additional rent.

    (e) Use or operate any machinery that, in Lessor's opinion, is harmful to the building or disturbing to other tenants occupying other parts thereof.

    (f) Place any weights in any portion of the demised premises beyond the safe carrying capacity of the structure.

    (g) Do or suffer to be done, any act, matter or thing objectionable to the fire insurance companies whereby the fire insurance or any other insurance now in force or hereafter to be placed on the demised premises, or any part thereof, or on the building of which the demised premises may be a part, shall become void or suspended, or whereby the same shall be rated as a more hazardous risk than at the date of execution of this lease, or employ and person or persons objectionable to the fire insurance companies or carry or have any benzine or explosive matter of any kind in and about the demised premises. In case of a breach of this covenant (in addition to all other remedies given to Lessor in case of the breach of any of the conditions or covenants of this lease) Lessee agrees to pay to Lessor as additional rent any and all increase or increases of premiums on insurance carried by Lessor on the demised premises, or any part thereof, or on the building of which the demised premises may be a part, caused in any way by the occupancy of Lessee.

    (h) Remove, attempt to remove or manifest an intention to remove Lessee's goods or property from or out of the demised premises otherwise than in the ordinary and usual course of business, without having first paid and satisfied Lessor for all rent which may become due during the entire term of this lease.

    (i) Vacate or desert said premises during the term of this lease, or permit the same to be empty and unoccupied.

    Lessee covenants and agrees that Lessor shall have the right to do the following things and matters in and about the demised premises:

10. (a) At all reasonable times by himself or his duty authorized agents to go upon and inspect the demised premises and every part thereof, and/or at his option to make repairs, alterations and additions to the demised premises or the building of which the demised premises is a part.

    (c) To display a "For Sale" sign at any time, and also, after notice from either party of intention to determine this lease, or at anytime within three
(3) months prior to the expiration of this lease, a "For Rent" sign, or both "For Rent" and "For Sale" signs; and all of said signs shall be placed upon such part of the premises as Lessor may elect and may contain such matter as Lessor shall require. Persons authorized by Lessor may inspect the premises at reasonable hours during the said periods.

    (d) Lessor may discontinue at any time, any or all facilities furnished and services rendered by Lessor not expressly covenanted for herein or required to be furnished or rendered by law; it being understood that they constitute no part of the consideration for this lease.

11. (a) Lessee agrees to relieve and hereby relieves the Lessor from all liability by reason of any injury or damage to any person or property in the demised premises, whether belonging to the Lessee or any other person caused by any fire, breakage, or leakage in any part or portion of the building of which the demised premises is a part or from water, rain or snow that may leak into, issue or flow from any part of the said premises, or of the building of which the demised premises is a part, from the drains, pipes, or plumbing work of the same or from any place or quarter, unless such breakage, leakage, injury or damage be caused by or result from the negligence of Lessor or its servants or agents.

    (b) Lessee also agrees to relieve and hereby relieves Lessor from all liability by reason of any damage or injury to any property or to Lessee or Lessee's guests, servants or employees which may arise from or be due to the use, misuse or abuse of all or any of the elevators, hatches, openings, stairways, hallways of any kind whatsoever which may exist or hereafter be erected or constructed on the said premises or the sidewalks surrounding the building of which may arise from defective construction, failure of water supply, light, power, electric wiring, plumbing or machinery, wind, lighting, storm or any other cause whatsoever on the said premises or the building of which the demised premises is a part, unless such damage, injury, use, misuse or abuse be caused by or result from the negligence of Lessor, its servants or agents.

12. (a) In the event the demised premises are totally destroyed or so damaged by fire or other casualty that, in the opinion of a licensed architect retained by Lessor, the same cannot be repaired and restored within ninety days from the happening of such injury this lease shall absolutely cease and determine, and the rent shall abate for the balance of the term.

    (b) If the damage be only partial and such that the premises can be restored, in the opinion of a licensed architect retained by Lessor, to approximately their former condition within ninety days from the date of the casualty loss Lessor may, at Lessor's option, restore the same with reasonable promptness, reserving the right to enter upon the demised premises for that purpose. Lessor also reserves the right to enter upon the demised premises whenever necessary to repair damage, caused by fire or other casualty to the building of which the demised premises is a part, even though the effect of such entry be to render the demised premises or a part thereof untenantable. In either event the rent shall be apportioned and suspended during the time Lessor is in possession, taking into account the proportion of the demised premises rendered untenantable and the duration of Lessor's possession. If a dispute arises as to the amount of rent due under this clause, Lessee agrees to pay the full amount claimed by Lessor, but Lessee shall have the right to proceed by law to recover the excess payment, if any.

    (c) Lessor shall make such election to repair the premises or terminate this lease by giving notice thereof to Lessee at the leased premises within thirty days form the day Lessor received notice that the demised premises had been destroyed or damaged by fire or other casualty

    (d) Except to the extent hereinbefore provided, Lessor shall not be liable for any damage, compensation, or claim by reason of the necessity of repairing any portion of the building, the interruption in the use of the premises, any inconvenience or annoyance arising as a result of such repairs or interruption, or the termination of this lease by reason of damage to or destruction of the premises.

    (e) Lessor has let the demised premises in their present "as is" condition and without any representations, other than those specifically endorsed hereon by Lessor, through its officers, employees, servants and/or agents. It is understood and agreed that Lessor is under no duty to make repairs, alterations, or decorations at the inception of this lease or at any time thereafter unless such duty of Lessor shall be set forth in writing endorsed hereon.

    (f) It is understood and agreed that the Lessor hereof does not warrant or undertake that the Lessee shall be able to obtain a permit under any Zoning Ordinance or Regulation for such use as Lessee intends to make of the said premises, and nothing in this lease contained shall obligate the Lessor to assist Lessee in obtaining said permit; the Lessee further agrees that in the event a permit cannot be obtained by Lessee under any Zoning Ordinance or Regulation, this lease shall not terminate without Lessor's consent, and the Lessee shall use the premises only in a manner permitted under such Zoning Ordinance or Regulation.

13. (a) No contract entered into or that may be subsequently entered into by Lessor with Lessee, relative to any alterations, additions, improvements or repairs, nor the failure of Lessor to make such alterations, additions, improvements or repairs as required by any such contract, nor the making by Lessor or his agents or contractors of such alterations, additions, improvements or repairs shall in any way affect the payment of the rent or said other charges at the time specified in this lease, except to the extent and in the manner hereinbefore provided.

    (c) It is hereby covenanted and agreed, any law, usage or custom to the contrary notwithstanding, that Lessor shall have the right at all times to enforce the covenants and provisions of this lease in strict accordance with the terms hereof, notwithstanding any conduct or custom on the part of the Lessor in refraining from so doing at any time or times; and, further, that the failure of Lessor at any time or times to enforce his rights under said covenants and provisions strictly in accordance with the same shall not be construed as having created a custom in any way or manner contrary to the specific terms, provisions and covenants of this lease or as having in any way or manner modified the same.

 .   (d)  This lease is granted upon the express condition that Lessee and/or the occupants of the premises herein leased shall not conduct themselves in a manner which is improper or objectionable, and if at any time during the term of this lease or any extension or continuation thereof Lessee or any occupier of the said premises hall have conducted himself in a manner which is improper or objectionable, Lessee shall be taken to have broken the covenants and conditions of this lease, and Lessor will be entitled to all of the rights and remedies granted and reserved herein, for the Lessee's failure to observe all of the covenants and conditions of this lease.

    (e) In the event of the failure of Lessee promptly to perform the covenants of Section 8(b) hereof, Lessor may go upon the demised premises and perform such covenants, the cost thereof, at the sole option of Lessor, to be charged to Lessee as additional and delinquent rent.

14. If the Lessee

    (a) Does not pay in full when due any and all installments of rent and/or any other charge or payment herein reserved, included, or agreed to be treated or collected as rent and/or any other charge, expense, or cost herein agreed to be paid by the Lessee, or

    (b) Violates or fails to perform or otherwise breaks any covenant or agreement herein contained; or

    (c) Vacates the demised premises or removes or attempts to remove or manifests an intention to remove any goods or property therefrom otherwise than in the ordinary and usual course of business without having first paid and satisfied the Lessor in full for all rent and other charges then due or that may thereafter become due until the expiration of the then current term, above mentioned; or

    (d) Becomes embarrassed or insolvent, or makes an assignment for the benefit of creditors, or if a petition in bankruptcy is filed by or against Lessee or a complaint in equity or other proceedings for the appointment of a receiver for Lessee is filed, or if proceedings for reorganization or for composition with creditors under any State or Federal law be instituted by or against Lessee, or if the real or personal property of Lessee shall be levied upon or be sold, or if for any other reason Lessor shall, in good faith, believe that Lessee's ability to comply with the covenants of this lease, including the prompt payment of rent hereunder, is or may become impaired;

         thereupon:

         (1) The whole balance of rent and other charges, payments, costs, and expenses herein agreed to be paid by Lessee, or any part thereof, and also all costs and officers' commission including watchmen's wages shall be taken to be due and payable and in arrears as if by the terms and provisions of this lease said balance of rent and other charges, payment, taxes, costs and expenses were on that date, payable in advance. Further, if this lease or any part thereof is assigned, or if the premises, or any part thereof is sub-let, Lessee hereby irrevocably constitutes and appoints Lessor as Lessee's agent to collect the rents due from such assignee or sub-lessee and apply the same to the rent due hereunder without in any way affecting Lessee's obligation to pay any unpaid balance of rent due hereunder; or

         (2) At the option of Lessor, this lease and the terms hereby created shall determine and become absolutely void without any right on the part of Lessee to reinstate this lease by payment of any sum due or by other performance of any condition, term, or covenant broken; whereupon, Lessor shall be entitled to recover damages for such breach in an amount equal to the amount of rent reserved for the balance of the term of this lease, less the fair rental value of the said demised premises for the remainder of the lease term.

15. In the event of any default as above set forth in Section 14, Lessor, or anyone action on Lessor's behalf, at Lessor's option:

    (a) May let said premises or any part or parts thereof to such person or persons as may, in Lessor's discretion, be best; and Lessee shall be liable for any loss of rent for the balance of the then current term. Any such re-entry or re-letting by Lessor under the terms hereof shall be without prejudice to Lessor's claim for actual damages, and shall under no circumstances, release Lessee from liability for such damages arising out of the breach of any of the covenants, terms, and conditions of this lease.

    (c) May have and exercise any and all other rights and/or remedies, granted or allowed landlords by any existing or future Statute, Act of Assembly, or other law of this state in cases where a landlord seeks to enforce rights arising under a lease agreement against a tenant who has defaulted or otherwise breached the terms of such lease agreement; subject, however, to all of the rights granted or created by any such Statute, Act of Assembly, or other law of this state existing for the protection and benefit of tenants; and

    (d) May have and exercise any and all other rights and remedies contained in this lease agreement, including the rights and remedies provided by Sections 16 and 17 hereof.

16. Lessee covenants and agrees that if the rent and/or any charges reserved in this lease as rent (including all accelerations of rent permissible under the provisions of this lease) shall remain unpaid five (5)days after the same is required to be paid, then and in that event, Lessor may cause Judgment to be entered against Lessee, and for that purpose Lessee hereby authorizes and empowers Lessor or any Prothonotary, Clerk of Court or Attorney of any Court of Record to appear for and confess judgment against Lessee and agrees that Lessor may commence an action pursuant to Pennsylvania Rules of Civil Procedure No. 2950 et seq. for the recovery from Lessee of all rent hereunder (including all acceleration of rent permissible under the provisions of this lease) and/or for all charges reserved hereunder as rent, as well as for interest and costs and Attorney's commission, for which authorization to confess judgment, this lease, or a true and correct copy thereof, shall be sufficient warrant. Such Judgment may be confessed against Lessee for the amount of rent in arrears (including all accelerations of rent permissible under the provisions of this lease) and/or for all charges reserved hereunder as rent, as well as for interest and costs; together with an attorney's commission of five percent (5%) of the full amount of Lessor's claim against Lessee. Neither the right to institute an action pursuant to Pennsylvania Rules of Civil Procedure No. 2950 et seq. Nor the authority to confess judgment granted herein shall be exhausted by one or more exercises thereof, but successive complaints may be filed and successive judgments may be entered for the aforedescribed sums five days or more after they become due as well as after the expiration of the original term and/or during or after expiration of any extension or renewal of this lease.

17. Lessee covenants and agrees that if this lease shall be terminated (either because of condition broken during the term of this lease or any renewal or extension thereof and/or when the term hereby created or any extension thereof shall have expired) then, and in that event, Lessor may cause a judgment in ejectment to be entered against Lessee for possession of the demised premises, and for that purpose Lessee hereby authorizes and empowers any Prothonotary, Clerk of Court or Attorney of any Court of Record to appear for Lessee and to confess judgment against Lessee in Ejectment for possession of the herein demised premises, and agrees that Lessor may commence an action pursuant to Pennsylvania Rules of Procedure No. 2970 et. seq. for the entity of an order in Ejectment for the possession of real property, and Lessee further agrees that a Writ of Possession pursuant thereto may issue forthwith, for which authorization to confess judgment and for the issuance of a writ or writs of possession pursuant thereto, this lease, or a true and correct copy thereof, shall be sufficient warrant. Lessee further covenants and agrees, that if for any reason whatsoever, after said action shall have commenced the action shall be terminated and the possession of the premises demised hereunder shall remain in or be restored to Lessee, Lessor shall have the right upon any subsequent default or defaults, or upon the termination of this lease as above set forth to commence successive actions for possession of real property and to cause the entry of successive judgments by confession in Ejectment for possession of the premises demised hereunder.

18. In any procedure or action to enter Judgment by Confession for Money pursuant to Section 16 hereof, or to enter Judgment by Confession in Ejectment for possession of real property pursuant to Section 17 hereof, if Lessor shall first cause to be filed in such action an affidavit or averment of the facts constituting the default or occurrence of the condition precedent, or event, the happening of which default, occurrence, or event authorizes and empowers Lessor to cause the entry of judgment by confession, such affidavit or averment shall be conclusive evidence of such facts, defaults, occurrences, conditions precedent, or events; and if a true copy of this lease (and of the truth of which such affidavit or averment shall be sufficient evidence) be filed in such procedure or action, it shall not be necessary to file the original as a Warrant of Attorney, any rule of court, custom, or practice to the contrary not withstanding.

19. Lessee hereby releases to Lessor and to any and all attorneys who may appear for Lessee all errors in any procedure or action to enter Judgment by Confession by virtue of the warrants of attorney contained in this lease, and all liability therefor, Lessee further authorizes the Prothonotary or any Clerk of any Court of Record to issue a Writ of Execution or other process, and further agrees that real estate may be sold on a Writ of Execution or other process. If proceedings shall be commenced to recover possession of the demised premises either at the end of the term or sooner termination of this lease, or for non-payment of rent or for any other reason, Lessee specifically waives the right to the three (3) months' notice to quit and/or the fifteen (15) or thirty
(30) days' notice to quit required by the Act of April 1951, P.L. 69, as amended, and agrees that five (5) days' notice shall be sufficient in either or any such case.

20. The right to enter judgment against Lessee by confession and to enforce all of the other provisions of this lease herein provided for may at the option of any assignee of this lease, be exercised by any assignee of this lease, be exercised by any assignee of the Lessor's right, title and interest in this lease in his, her, or their own name, any statute, rule of court, custom, or practice to the contrary notwithstanding.

21. All of the remedies hereinbefore given to Lessor and all rights and remedies given to it by law and equity shall be cumulative and concurrent. No determination of this lease or the taking or recovering possession of the premises shall deprived Lessor of any of its remedies or actions against the Lessee for rent due at the time or which, under the terms hereof would in the future become due as if there had been no determination, nor shall the bringing of any action (or rent or breach of covenant, or the resort to any other remedy herein provided for the recovery or rent be construed as a waiver of the right to obtain possession of the premises.

22. In the event that the premises demised herein, or any part three, if taken or condemned for a public or quasi-public use, this lease, shall as to the part so taken, terminate as of the date title shall vest in the condemnor, and rent shall abate in proportion to the square feet of leased spaced taken or condemned or shall cease if the entire premises be so taken. In either event the Lessee waives all claims against the Lessor by reason of the complete or partial taking of the demised premises.

23. This Agreement of Lease and all its terms, covenants and provisions are and each of them is subject and subordinate to any and all mortgages and other encumbrances now or hereafter placed upon the demised premises or upon the land and/or the buildings contained the same; and Lessee expressly agrees that if Lessor's control, or right to possession shall terminate either by forfeiture or otherwise, then this lease shall thereupon immediately terminate and the Lessee shall, thereupon, give immediate possession; and Lessee hereby waives and all claims for damages or otherwise by reason of such termination as aforesaid.

25. All notices must be given by certified mail, return receipt requested.

26. It is expressly understood and agreed by and between the parties hereto that this lease and the riders attached hereto and forming a part hereof set forth all the promises, agreements, conditions and understandings between Lessor or his Agent and Lessor relative to the demised premises, and that there are not promises, agreements, conditions or understandings, either oral or written, between them other than herein set forth. It is further understood and agreed that, except as herein otherwise provided, no subsequent alteration, amendment, change or addition to this lease shall be binding upon Lessor or Lessee unless reduced to writing and signed by them.

27. All rights and liabilities herein given to, or imposed upon, the respective parties hereto shall extend to and bind the several and respective heirs, executors, administrators, successors and assigns of said parties; and if there shall be more than one Lessee, they shall all be bound jointly and severally by the terms, covenants and agreements herein, and the word "Lessee" shall be deemed and taken to mean each and every person or party mentioned as a Lessee herein, be (the same one or more; and if there shall be more than one Lessee, any notice required or permitted by the terms of this lease may be given by or to any one thereof, and shall have the same force and effect as if given by or to all thereof. The words "his" and "him" wherever stated herein, shall be deemed to refer to the "Lessor" or "Lessee" whether such Lessor and Lessee be singular or plural and irrespective of gender. No rights, however, shall inure to the benefit of any assignee of Lessee unless the assignment to such assignee has ben approved by Lessor in writing as aforesaid.

29. Any headings preceding the text of the several paragraphs and sub-paragraphs hereof are inserted solely for convenience of reference and shall not constitute a part of this lease nor shall they affect its meaning, construction or effect.

    IN WITNESS WHEREOF, the parties hereby have executed these presents the day and year first above written, and intend to be legally bound thereby.

SEALED AND DELIVERED IN THE PRESENCE OF

                                       /s/ MICHAEL A. MASSARELLA
- ---------------------------------       ----------------------------
                                       MICHAEL A. MASSARELLA, Trustee under
                                       Deed of Trust of Mildred C. Massarella
                                       dated June 8, 1983


                                       MADISON BANK


                                  By:  /s/ VITO A. DELISI
                                       ----------------------------

                                       Attest: /s/ WANDA M. RICHARDS, ESQ.
                                              ----------------------------

         FOR VALUE RECEIVED ________________________________________

_____________________________________________________________________ Executors,

Administrators and assigns all ______________ rights, title and interest in the within _____________________ and all benefit and advantages to be derived therefrom.

         WITNESS ________________ hand and seal this _____ day of

_______________ A.D. 19____



SEALED IN THE PRESENCE OF



_______________________________

                               RIDER TO LEASE AGREEMENT
                               ------------------------


    This Rider is attached to and forms a part of the Lease Agreement dated May 14, 1996, between MICHAEL A. MASSARELLA, Trustee under Deed of Trust of Mildred
C. Massarella dated June 28, 1983, and MADISON BANK, a Pennsylvania corporation, for the lease of premises situate at the southwest corner of Lancaster Avenue ad Sugartown Road, Wayne, Radnor Township, Delaware County, Pennsylvania, known as 600 West Lancaster Avenue

    1. Lessor and Lessee agree that this lease is contingent upon Lessor obtaining, on or before July 27, 1996, Bank Regulatory approval to operate a bank branch at the demised premises. Within five (5) days after the date of execution of this lease, Lessee shall submit to the appropriate governmental or quasi-governmental authorities having jurisdiction, and pursue with due diligence, all applications and other documents necessary to obtain such Bank Regulatory approval on or before July 27, 1996. If such approval has not been received on July 27, 1996, all deposits made by Lessee shall be returned to Lessee, this lease agreement shall be void and of no further force and effect and all copies thereof shall be returned to Lessor.

    2.   The minimum monthly rental payable to Lessee during the first three
(3) years of the term hereof shall be Five Thousand Two Hundred ($5,200.00) Dollars. The minimum monthly rental payable subsequent to the first three (3) years of the term shall be determined as follows:

         (a) The minimum monthly rental payable during the fourth year of the term shall be determined by increasing $5,200.00 by the percentage by which the Consumer Price Index, All Urban Consumers, All Items Philadelphia, base year 1982-1984 = 100 (which, for purposes of illustration was 161.2 for February, 1996 and which is hereinafter called "CPI"), popularly known as the Cost of Living Index and presently published monthly by the Bureau of Labor Statistics of the United States Department of Labor, increases from July 1, 1998 through June 30, 1999, or by four (4%) percent whichever is greater.

         (b) Similarly the minimum monthly rental payable during each subsequent year of the term and during renewals or extensions of the term shall be determined by increasing the minimum monthly rental payable during the immediately preceding year of the term by the percentage by which the CPI increases from July 1 of the immediately preceding year of the term through June 30 of the immediately preceding year of the term, or by four (4%) percent, which is greater. For purposes of illustration, it is agreed that if the CPI increases by five (5%) percent from July 1, 1999 through June 30, 2000, the monthly rental payable for the lease year July 27, 2000 through July 26, 2001 shall be determined by adding five (5%) percent to the monthly rental payable for the lease year July 27, 1999 through July 26, 2000.

         (c) Lessor and Lessee agree that if CPI information is not available in time to determine the increase in rental to be paid for any month an increase of four (4%) percent of the prior year's monthly rental shall be paid until such time as the CPI information becomes available, at which time additional rental for the months involved shall be paid by Lessee in the event the increase in the CPI for the period of time involved was greater than four (4%) percent.

         (d) Lessor and Lessee agree that in no event shall application of the CPI result in the monthly rental for any given year being decreased from the amount paid during the preceding year.

         (e) In the event that the CPI is discontinued, the successor index shall be utilized, or, if no successor index is established, a similar index selected by the parties shall be used in determining any rental adjustments pursuant thereto.

    3. If permitted by the provisions of the Radnor Township Zoning Ordinance and all other applications ordinances, rules and regulations, Lessee may erect a business identification sign or signs on the demised premises and/or the building located there. All signs shall be subject to all applicable provisions of the Radnor Township Zoning Ordinance and all other applicable ordinances, rules and regulations, and no such signs may be erected or used unless permits therefor are first obtained from Radnor Township and all other governing bodies having jurisdiction. In the event a permit for a sign desired by Lessee cannot be obtained by Lessee, this lease shall continue in full force and effect, unaffected and unaltered by Lessee's inability to obtain any such permit.

    4. Lessee shall be solely responsible for the payment for all utility services furnished to the demised premises, including, but not limited to, all charges for electricity, heat, gas, air conditioning, water, sewer rental and telephone. Lessee shall also be solely responsible for: (i) maintaining and repairing the parking lot and sidewalks located on the demised premises and the entrance to and exit from the demised premises, including removing snow and ice from said areas, and Lessee shall be solely liable for any accidents due or alleged to be due to their defective condition or to any accumulation of snow and ice; and (ii) all grass cutting and trimming and caring for bushes, trees and other plantings located on the demised premises.

    5. In addition to the minimum rental specified in Paragraph 1 of this Rider, during the term of the lease Lessee shall pay the following to Lessor as rent: premiums paid by Lessor for (i) property insurance upon the building erected on the demised premises covering the interest of Lessor therein and insuring Lessor against the perils of fire and extended coverage; (ii) liability insurance insuring Lessor against liability arising out of ownership, maintenance or use of the demised premises. Payment of said premiums shall be made by Lessee to Lessor within thirty (30) days from the date Lessor mails or delivers a copy of the bill therefor to Lessee.

    6. Lessee shall pay before they become delinquent all county, municipal and school real estate taxes levied against the demised premises. Lessee shall make arrangements to have the aforementioned taxing bodies send bills for such taxes directly to Lessee and shall provide Lessor with copies of each receipted tax bill within fifteen (15) days after payment thereof is made by Lessee. Lessee acknowledges it is responsible for payment of the entire Radnor Township School

District tax bill for the fiscal year July 1, 1996 -- June 30, 1997, and agrees to pay the same in accordance with the provisions of this paragraph.

    7. Lessee shall, at its cost and expense, maintain the interior and exterior of the building erected on the demised premises in good order and condition, including, without limitation, interior and exterior walls and roof, all windows and doors and all heating, plumbing and air conditioning equipment and systems, it being agreed that Lessor shall have no obligation in connection with the care, maintenance, operation, repair or replacement of the demised premises or any part thereof, or any building, equipment, fixtures or personal property therein or thereon, except as set forth herein.

    8. Lessor and Lessee agree that immediately after taking possession of the demised premises, Lessee shall at it sole expense hire a reputable inspection agent to inspect the heating and cooling system at the demised premises. It is further agreed that Lessor shall pay for any major repairs which such inspection indicates are found to be necessary for the routine operation of the heating and cooling system. A copy of the inspection report shall be furnished to Lessor immediately after it is received by Lessee.

    9. Lessor and Lessee represent and warrant that neither has dealt with any broker, agent, finder or other intermediary in connection with the transactions contemplated by this lease. Lessor and Lessee each agree to indemnify and hold the other harmless from and against and in respect of any claim for brokerage or other commissions relating to this lease or to the transaction contemplated hereby based in any way upon agreements, arrangements or undertakings claimed to have been made by themselves and any third party.

    10. It is understood and agreed that this lease is a net-net-net lease to Lessor, meaning that Lessor is under no obligation to pay for repairs, maintenance, insurance, real estate taxes or utilities, or to bear any expense whatsoever in connection with the demised premises unless such obligation on the part of the Lessor is expressly set forth herein.

    11. In the event of the failure of Lessee to perform any of the covenants contained in this lease or Rider, Lessor may perform such covenants and the cost of doing so may, at the sole option of Lessor, be charged to Lessee as additional and delinquent rent.

    12. Whenever this lease requires consent by either party, such consent shall not be unreasonably withheld or delayed.

    13. All times referred to in this lease and Rider for the performance of any of the obligations hereunder are hereby agreed to be of the essence of this lease and Rider.

    14. Lessee has been advised Lessor Michael A. Massarella is a licensed Pennsylvania Realtor and that this transaction is not for the portfolio or benefit of a client or customer of his.

    15. Notices hereunder shall be mailed to the following addresses or to such other addresses as may be designated in writing from time to time by either party to the other:

    To Lessor:     Michael A. Massarella
                   626 Berwyn-Baptist Road
                   Devon, PA 19333

    To Lessee:     Vito A. DeLisi, President, CEO
                   Madison Bank
                   Madison Bank Building
                   1767 Sentry Parkway West
                   Blue Bell, PA 19422

    16. Provided it is not in default hereunder, Lessee shall have the right to extend the term of this lease for a five (5) year period by giving written notice of such extension to Lessor at least ninety (90) days prior to the expiration of the initial ten (10) year term. Upon extension of the term hereof and conditions as herein contained. In the event Lessee does not extend the term of this lease prior to the end of the initial ten (10) year term as aforesaid, this lease shall terminate at the end of the initial ten (10) year term.

                             /s/ MICHAEL A. MASSARELLA     (SEAL)
                              ------------------------------
                             Michael A. Massarella, Trustee



                             MADISON BANK


                        By:     /s/ VITO A DELISI          (SEAL)
                                 ---------------------------

Dated: May 13, 1996     Attest: /s/ WANDA M. RICHARDS, ESQ.(SEAL)
                                 ---------------------------